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Exhibit 21.1

SUBSIDIARIES OF ARES CAPITAL CORPORATION

Name	Jurisdiction
ARCC ABB LLC	DELAWARE
ARCC AXC LLC	DELAWARE
ARCC BALKO LLC	DELAWARE
ARCC BM LLC	DELAWARE
ARCC CIC FLEX CORPORATION	DELAWARE
ARCC C&C CORP	DELAWARE
ARCC CCS, INC.	DELAWARE
ARCC CLPB CORPORATION	DELAWARE
ARCC CP LLC	DELAWARE
ARCC CRESCENT LLC	DELAWARE
ARCC ECG LLC	DELAWARE
ARCC FD CORP.	DELAWARE
ARCC GAC LLC	DELAWARE
ARCC GF, LLC	DELAWARE
ARCC HBF LLC	DELAWARE
ARCC IGS CORP.	DELAWARE
ARCC IMPERIAL CORPORATION	DELAWARE
ARCC IMPERIAL LLC	DELAWARE
ARCC IMPERIAL POF LLC (F/K/A AMEREX EQUITY LLC)	DELAWARE
ARCC LVCG INVESTORS LLC	DELAWARE
ARCC NPA CORP. (F/K/A ARCC PSSI CORP.)	DELAWARE
ARCC OTG CORP.	DELAWARE
ARCC PCP L.P.	CAYMAN ISLANDS
ARCC PCP GP, LLC	DELAWARE
ARCC S2 LLC (F/K/A AC POSTLE, LLC)	DELAWARE
ARCC HT CORP. (F/K/A ARCC SAGE INC.)	DELAWARE
ARCC UNIVERSAL CORP.	DELAWARE
ARCC PCGI III AIV BLOCKER, INC.	DELAWARE
ARCC BB CORP.	DELAWARE
ARCC PJMB LLC	DELAWARE
ARCC RB LLC	DELAWARE
ARCC SK BLOCKER CORP.	DELAWARE
ARCC RH LLC	DELAWARE
ARCC SC LLC	DELAWARE
ARES VENTURE FINANCE GP LLC	DELAWARE
ARES VENTURE FINANCE, L.P.	DELAWARE
A.C. MANAGEMENT SERVICES, LLC	DELAWARE
AC FINANCE LLC	DELAWARE
AC NOTES HOLDINGS LLC	DELAWARE
ACE PRODUCTS HOLDING CORP.	DELAWARE
ACGP I, LLC	DELAWARE
ARCC COVESTIA CORP.	DELAWARE
ARCC JTC, LLC	DELAWARE
ARES CAPITAL JB FUNDING LLC	DELAWARE
ARES CAPITAL CP FUNDING LLC	DELAWARE
ARES CAPITAL CP FUNDING HOLDINGS LLC	DELAWARE
IVY HILL ASSET MANAGEMENT GP, LLC	DELAWARE
10TH STREET EQUITY, LLC	DELAWARE
A.C. CORPORATION	DELAWARE

Name	Jurisdiction
AMP ADMIN LLC	DELAWARE
ALLBRIDGE EQUITY, LLC	DELAWARE
ALLIED ASSET HOLDINGS LLC	DELAWARE
ALLIED CAPITAL HOLDINGS LLC	DELAWARE
ALLIED CRESCENT EQUITY, LLC	DELAWARE
AMEREX EQUITY CORPORATION	DELAWARE
CALDER CAPITAL PARTNERS, LLC	DELAWARE
CALDER EQUITY, LLC	DELAWARE
CALDER INVESTMENT PARTNERS LLC	DELAWARE
CLEVELAND EAST EQUITY, LLC	DELAWARE
CRESCENT EQUITY CORP.	DELAWARE
CRESCENT SLIVER EQUITY LLC	DELAWARE
DYNAMIC EQUITY, LLC	DELAWARE
FINANCIAL PACIFIC COMPANY	WASHINGTON
FORESITE EQUITY, LLC	DELAWARE
GLOBALCOM EQUITY, LLC	DELAWARE
HCI EQUITY, LLC	ILLINOIS
IAT EQUITY, LLC	DELAWARE
MULTIAD EQUITY CORP.	DELAWARE
NPH, INC.	MARYLAND
PCP WILCON HOLDINGS INC.	DELAWARE
PCP GHS HOLDINGS INC.	DELAWARE
RWI, LLC	DELAWARE
S2 EQUITY CORP.	DELAWARE
SMF II EQUITY, LLC	DELAWARE
SLATE EQUITY, LLC	DELAWARE
SOTERIA MEZZANINE CORPORATION	DELAWARE
STAG EQUITY, LLC	DELAWARE
STARTEC EQUITY, LLC	DELAWARE
SUBFRACTIONAL MOTORS, INC.	DELAWARE

        In addition, we may be deemed to control certain portfolio companies identified as "Affiliated" companies that we "Control" in footnote 7 to the Consolidated Schedule of Investments as of December 31, 2014 included in the Financial Statements portion of Ares Capital Corporation's Form 10-K for the year ended December 31, 2014.

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  Exhibit 21.1
SUBSIDIARIES OF ARES CAPITAL CORPORATION